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                                                                  Exhibit 10.9

                              UBIQUITEL HOLDINGS, INC.

                           STOCKHOLDERS' VOTING AGREEMENT

       This Agreement dated as of November 23, 1999, is entered into by and among UbiquiTel Holdings, Inc., a Delaware Company (the "COMPANY"), the persons and entities listed on EXHIBIT A hereto (individually, a "PURCHASER" or "PURCHASER GROUP" and collectively, the "PURCHASERS"), Donald A. Harris ("Harris"), James Parsons, Paul F. Judge, U.S Bancorp, and The Walter Group, Inc., a State of Washington corporation ("The Walter Group"), (individually, a "Founder" and collectively, the "Founders"). The Purchasers and the Founders are sometimes referred to in this Agreement collectively as the "STOCKHOLDERS."

                                     RECITALS:

       A. The Founders own Voting Common Stock and Non-Voting Common Stock , par value $0.001 per share ("COMMON STOCK"), of the Company;

       B. Concurrently herewith and pursuant to the Series A Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), the Purchasers are purchasing the Series A Preferred Stock of the Company;

       C. In some cases individual Purchasers are members of a Purchaser Group as identified and indicated on EXHIBIT A; and

       D. The Purchasers and Founders wish to provide for their continuing representation on the Board of Directors of the Company in the manner set forth below.

       Now, therefore, the parties agree as follows:

       1.     VOTING OF SHARES.

       (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to fix the number of directors of the Company at five (5) and to elect (i) one director designated by each of the Brookwood Purchaser Group, the Lancaster Purchaser Group, and the Westower Purchaser Group, (ii) one member designated by The Walter Group, and (iii) Harris, for so long as he is employed by and the chief executive officer of the Company. Each of the Brookwood Purchaser Group, the Lancaster Purchaser Group, and the Westower Purchaser Group, and The Walter Group shall upon the execution of this Agreement designate a director and the director so designated shall upon such designation become a director of the Company.


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       (b)    No Stockholder shall vote to remove Harris as a director, any director designated by the Purchaser Groups, or the director designated by The Walter Group, except for bad faith or willful misconduct, provided, however, that Harris shall cease to be a director if he ceases to be employed by and be the chief executive officer of the Company.

       (c) The Company shall provide the Stockholders with 30 days' prior written notice of any intended mailing of a notice to stockholders for a meeting at which directors are to be elected or of any intended mailing of a written consent electing directors. Each Purchaser Group and The Walter Group shall give written notice to all other parties to this Agreement, no later than 20 days prior to such mailing, of the persons designated by the Purchaser Group and The Walter Group as nominees for election as directors. The Company agrees to nominate and recommend for election as directors only the individuals so designated, or to be designated, pursuant to Section 1(a). If the Purchaser Group or The Walter Group shall fail to give notice to the Company as provided above, it shall be deemed that the designees then serving as directors shall be their designees for reelection.

       (d) Any vacancy occurring in the board of directors due to resignation, removal, death or disability of a director elected pursuant to
Section 1(a) shall be filled only by a designee of the same Stockholder or Purchaser Group, which nominated the director whose position became vacant.

       2. SHARES. "SHARES" shall mean and include the Series A Preferred being issued pursuant to the Purchase Agreement, the shares of Common Stock issued or issuable upon the conversion of the Series A Preferred, and any other shares of Voting Common Stock now owned or subsequently acquired by a Stockholder, including without limitation stock acquired as a result of stock splits and stock dividends.

       3.     TERMINATION.  This Agreement shall terminate on the earliest of
(a) the tenth anniversary of the date of this Agreement, (b) the closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "ACT"), resulting in at least $30,000,000 of gross proceeds to the Company, or (c) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise.

       4. NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination of this Agreement.

       5. RESTRICTIVE LEGEND. All certificates representing Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

       "The shares of stock represented by this certificate are subject to certain restrictions on transfer and to certain voting agreements as set forth in a Series A Preferred Stock Purchase Agreement and various Ancillary Agreements, as


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       amended from time to time, by and among the registered owner of this certificate, the Company, and certain other stockholders of the Company, copies of which are available for inspection at the offices of the Secretary of the Company."

       6. TRANSFERS OF RIGHTS. Any transferee to whom Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder and no Stockholder shall transfer any Shares unless the transferee agrees in writing to be bound by this Agreement.

       7.     GENERAL.

             (a) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

             (b) SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

             (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

             (d) NOTICES. All notices, demands, requests or other communications which may be or are required to be given, served or sent by any party pursuant to this Agreement shall be in writing and shall be hand delivered (including delivery by overnight courier) or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

       If to the Company, to UbiquiTel Holdings, Inc., at its principal offices.

       If to any Purchaser, to address(es) for notice set forth below such Purchaser's signature on the applicable execution page hereof.

       If to any Founder, to address(es) for notice set forth below such Founder's signature on the applicable execution page hereof.

             (e) AMENDMENTS. No amendment, modification or termination of, or waiver under, any provision of this Agreement shall be valid unless in writing and signed by (i) Harris, (ii) The Walter Group, and (iii)
Purchasers holding a majority of the voting power of the Shares then held by each Purchaser Group, provided that this Agreement may be amended with

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the consent of less than all of the Purchasers only in a manner which affects all Purchasers in the same fashion), and any such amendment, modification, termination or waiver shall be binding on all parties hereto.

             (f) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.



              [SIGNATURE PAGES FOLLOWING]


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                 SIGNATURE PAGE FOR STOCKHOLDERS' VOTING AGREEMENT

     The foregoing agreement is hereby executed as of the date set forth on the first page:


                              COMPANY:
                              UBIQUITEL HOLDINGS, INC.

                              By:
                                   -----------------------------
                                   Name:     Donald A. Harris
                                   Title:    President and CEO

                                   3 Bala Plaza - Suite 502
                                   Bala Cynwyd, PA  19004
                                   (610) 660-4920 (fax)

                              FOUNDERS:


                              ----------------------------------
                              Donald A. Harris
                              130 Abrahams Lane
                              St. Davids, PA  19087
                              (610) 660-4920 (fax)

                              ----------------------------------
                              James Parsons
                              330 Madison Avenue S.
                              Bainbridge Island, WA  98110
                              (206) 780-1414 (fax)

                              ----------------------------------
                              Paul F. Judge
                              120 Lakeside Avenue, Suite 310
                              Seattle, WA  98122-6578
                              (206)328-0815 (fax)


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                              THE WALTER GROUP

                              By:
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------

                                   120 Lakeside Avenue, Suite 310
                                   Seattle, WA  98122-6578
                                   (206) 328-0815 (fax)

                              US BANCORP.

                              By:
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------

                                   111 SW 5th Avenue - 2nd Floor
                                   Portland, OR  97204
                                   (503) 275-6663

                              PURCHASERS:

                              -----------------------------------
                              Donald A. Harris


                              BROOKWOOD FINANCIAL
                                   PARTNERS, LLC

                              By:
                                     ----------------------------
                              Name:  Thomas N. Trkla
                              Title: Chairman and CEO

                                   55 Tozer Road
                                   Beverly, MA  01915
                                   (978) 927-0499 (fax)

Copy to:
          James T. Easterling
          Ungaretti & Harris
          3500 Three First National Plaza
          Chicago, IL  60602
          (312) 977-4405


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                              LANCASTER INVESTMENT PARTNERS

                              By:
                                     ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                     ------------------------------

                                     500 N. Gulph Road - Suite 110
                                     King of Prussia, PA  19406
                                     (610) 783-4788 (fax)

                              -------------------------------------
                              Stephen C. Marcus
                              915 Exeter Crest
                              Villanova, PA  19085
                              (610) 519-1389 (fax)

                              -------------------------------------
                              Robert Berlacher
                              675 Church Road
                              Villanova, PA  19085
                              (610) 783-4788 (fax)

                              -------------------------------------
                              Richard C. Walling, Jr.
                              c/o Richard C. Walling, Jr.
                              Express Marine, Inc.
                              29th Street on the Delaware
                              Camden, NJ  08105
                              (856) 541-0338 (fax)

                              PORTER PARTNERS, LP


                              By:
                                     ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                     ------------------------------

                                     100 Shoreline, Suite 211B
                                     Mill Valley, CA  94941
                                     (415) 332-8223 (fax)


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                              BALLYSHANNON PARTNERS LP
                              By:
                                     ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                     ------------------------------

                                     325 Bryn Mawr Avenue
                                     Bryn Mawr, PA  19010
                                     (610) 935-3000 (fax)

                              -------------------------------------
                              Barry Porter
                              (310) 385-3714 (fax)

                              WESTOVER COMMUNICATIONS,


                              By:
                                     ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                     ------------------------------

                                     1733 H Street, #330-141
                                     Blaine, WA  98230

Copy to:
          Westover Communications Ltd.
          17886 55 Avenue
          Surray BC  V35 6C8
          (604) 576-4855 (fax)

                              SPECTRASITE COMMUNICATIONS

                              By:
                                     ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                     ------------------------------

                                     100 Regency Forest Drive - Suite 400
                                     Cary, NC  27511
                                     (919) 468-8522 (fax)


                              -------------------------------------
                              Mark Buechley


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                              -------------------------------------
                              Jerri Buechley

                                     P.O. Box 394
                                     Glide, OR  97443
                                     (503) 210-1002 (fax)

Copy to:
          Coni Rathbone
          Davis Wright Tremane
          1300 SW 5th Avenue, Suite 2300
          Portland, OR  97201
          (503) 778-5299 (fax)

                              New Ventures, LLC

                              By:
                                     ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                     ------------------------------

                                     211 N. Union Street, Suite 300
                                     Alexandria, VA  22314
                                     (703) 706-3837 (fax)



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